UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2016

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34756 (Commission File Number)	91-2197729 (IRS Employer Identification No.)

3500 Deer Creek Road Palo Alto, California 94304 (Address of principal executive offices)

(650) 681-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Tesla Motors, Inc. (“Tesla”) on November 21, 2016 (the “Initial Form 8-K”), on November 21, 2016, Tesla completed its previously announced acquisition of SolarCity Corporation (“SolarCity”).

This Current Report on Form 8-K/A amends the Initial Form 8-K to include historical financial statements of SolarCity required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The information required by this item was previously included or incorporated by reference in the Registration Statement on Form S-4 of Tesla Motors, Inc. (Commission File No. 333-213390), initially filed on August 31, 2016 and declared effective by the Securities and Exchange Commission on October 12, 2016 (the “Form S-4”), and is incorporated herein by reference.

The consent of Ernst & Young LLP, SolarCity’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(b)Pro Forma Financial Information.

The information required by this item was previously included or incorporated by reference in the Form S-4, and is incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TESLA MOTORS, INC.

Date: December 2, 2016	By:	/s/ Todd A. Maron
Name: Todd A. Maron
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.